JPMORGAN TRUST IV

J.P. Morgan Municipal Bond Funds

JPMorgan Ultra-Short Municipal Fund

(Class A)

(the “Fund”)

Supplement dated August 7, 2025

to the current Summary Prospectus, Prospectus and Statement of Additional Information, as supplemented

As stated on the supplement dated April 16, 2025, the Fund is offered on a limited basis in Class A of the Fund (“Limited Class”), and investors are not eligible to purchase shares of the Fund, except as described below. In addition, the Fund may from time to time, in its sole discretion based on the Fund’s net asset levels and other factors, limit new purchases into the Fund or otherwise modify the closure policy at any time on a case-by-case basis.

The following groups will be permitted to continue to purchase Fund shares. Except as otherwise described below, shareholders of record are permitted to continue to purchase shares; if the shareholder of record is an omnibus account, beneficial owners in that account as of April 22, 2025 (the “Closing Date”) are permitted to continue to purchase:

•

Shareholders of record of the Limited Class as of the Closing Date are able to continue to purchase additional shares in their existing Fund accounts and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund;

•	Shareholders of record of the Limited Class as of the Closing Date are able to add to their existing Fund accounts through exchanges from other J.P. Morgan Funds; and

•	Named investment professionals listed in the Fund’s prospectus may utilize the Fund for both new accounts and existing Fund accounts.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL

INFORMATION FOR FUTURE REFERENCE

SUP-MUNI-MF-825